                                                                    EXHIBIT 10.1

                        SECOND WAIVER TO CREDIT AGREEMENT

     SECOND WAIVER TO CREDIT AGREEMENT (this "Second Waiver"), dated as of
August 11, 2006, among QUANTA CAPITAL HOLDINGS LTD., an exempted company organized under the laws of Bermuda (the "Company"), the Designated Subsidiary
Borrowers (as defined in the Credit Agreement referred to below) party to the
Credit Agreement referred to below, the undersigned lenders party to the Credit
Agreement referred to below, and JPMORGAN CHASE BANK, N.A. (f/k/a JPMorgan Chase
Bank), as Administrative Agent (in such capacity, the "Administrative Agent").
Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

                                   WITNESSETH:

     WHEREAS, the Company, the Designated Subsidiary Borrowers, the lenders from time to time party thereto (the "Lenders"), the Administrative Agent, and BNP
Paribas, Calyon, New York Branch, Comerica Bank and Deutsche Bank AG New York
Branch, as Co-Documentation Agents (in such capacity, the "Co-Documentation
Agents") have entered into a Credit Agreement, dated as of July 13, 2004 and amended and restated as of July 11, 2005 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

     WHEREAS, the Company, the Designated Subsidiary Borrowers, certain Lenders and the Administrative Agent have entered into a First Amendment and Waiver to the Credit Agreement, dated as of July 6, 2006 (the "First Amendment and
Waiver"); and

     WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend, modify and/or waive certain provisions of the Credit
Agreement as provided herein;

     NOW, THEREFORE, it is agreed;

I.   Temporary Amendments and Waivers

     1. The parties hereto agree that the Waiver Period (as defined in the First
Amendment and Waiver) shall be extended to and including September 29, 2006.

     2. The parties hereto acknowledge and agreed that as of the Second Waiver
Effective Date (a) no Loans are outstanding and (b) the aggregate Stated Amount of all outstanding Letters of Credit is approximately $214,000,000.00. The parties hereto hereby further agree that so long as all conditions precedent set forth in Section 5.02 of the Credit Agreement are satisfied at the time of each issuance or increase, new Letters of Credit shall be permitted to be issued and increases to the Stated Amount of existing Letters of Credit shall be permitted, in each case during the Waiver Period (as extended by this Second Waiver);
provided that, notwithstanding anything to the contrary contained herein or in any Credit Document, without the prior written consent of the Required Lenders,
(i) such new Letters of Credit and increases to the Stated Amount of existing
Letters of Credit (including those effected pursuant to the First Amendment and
Waiver) shall be limited to those scheduled on Annex A to the First Amendment and Waiver and such other new Letters of Credit and increases to existing
Letters of Credit the aggregate amount of which does not exceed $2,372,522.68
(for an aggregate of

$7,500,000.00), (ii) except as provided in clause (i) above, no other Letters of
Credit may be issued and the Stated Amount of any other existing Letters of
Credit may not be increased, (iii) no Loans may be incurred and (iv) at the time of the issuance of any such new Letter of Credit or any such increase to an existing Letter of Credit (including those effected pursuant to the First
Amendment and Waiver), the respective Designated Subsidiary Borrower shall deliver to the Collateral Agent for credit to a segregated sub-account of such
Designated Subsidiary Borrower's Collateral Account, and shall at all times thereafter maintain in such sub-account, an amount of cash and Eligible
Securities having a Borrowing Base value (determined as provided in the definition of "Advance Rate" contained in the Credit Agreement) equal to the
Stated Amount of such new Letter of Credit or the increase to the Stated Amount of such existing Letter of Credit.

     3. Notwithstanding anything to the contrary contained in the First
Amendment and Wavier, the Second Waiver or in the Credit Documents, no
Collateral shall be released to any Designated Subsidiary Borrower without the prior written consent of the Required Lenders (or all Lenders to the extent required under the terms of the Credit Documents).

     4. Notwithstanding anything to the contrary contained in the First
Amendment and Waiver, this Second Waiver or in the Credit Documents, the Company may not pay any Dividends to the holders of its Series A Preferred Shares during the Waiver Period.

     5. The parties hereto agree that all amendments and waivers to the Credit
Agreement contained in Article II of the First Amendment and Waiver and Article
I of this Second Waiver shall terminate and be of no further force and effect following the Waiver Period (as extended by this Second Waiver).

II.  Miscellaneous Provisions

     1. The Company hereby agrees to pay to each Lender which executes and delivers to the Administrative Agent a counterpart hereof (including by way of facsimile (or other electronic) transmission) by 5:00 p.m. (New York time) on
August 11, 2006, a non-refundable cash fee (the "Waiver Fee") in an amount equal to 0.10% of such Lender's Commitment as same is in effect on the Second Waiver
Effective Date (as defined below). The Waiver Fee shall be due and payable on the Second Waiver Effective Date (and only payable so long as the Second Waiver
Effective Date occurs) and shall be paid by the Company to the Administrative
Agent for distribution to the Lenders entitled thereto.

     2. In order to induce the Lenders to enter into this Second Waiver, each of the Company and each Designated Subsidiary Borrower hereby represents and warrants to the Administrative Agent and each Lender that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Second Waiver Effective Date after giving effect to this Second Waiver
(unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) there exists no Default or Event of Default as of the Second Waiver Effective Date, after giving effect to this Second Waiver.

     3. This Second Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit
Agreement or any other Credit Document.

     4. This Second Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed signature page of this Second Waiver by facsimile (or other electronic)
transmission shall be effective as delivery of a manually executed counterpart hereof. A complete set of counterparts executed by all the parties hereto shall be lodged with the Company and the Administrative Agent.

     5. THIS SECOND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE
STATE OF NEW YORK.

     6. This Second Waiver shall become effective on the date (the "Second
Waiver Effective Date") when (i) the Company, the Designated Subsidiary
Borrowers and the Required Lenders shall have signed a counterpart hereof
(whether the same or different counterparts) and shall have delivered (including by way of facsimile (or other electronic) transmission) the same to the
Administrative Agent, c/o White & Case LLP, 1155 Avenue of the Americas, New
York, NY 10036, Attention: Lisa Alexander (Facsimile No. 212-354-8113;
lalexander@whitecase.com), (ii) the Company shall have paid the Waiver Fee as provided in Section III(1) above and (iii) the Company shall have paid all outstanding costs and expenses of the Administrative Agent in connection with the Credit Agreement and this Second Waiver (including, without limitation, all costs and expenses of counsel to the Administrative Agent in connection therewith and herewith).

     7. From and after the Second Waiver Effective Date (but subject to Section
I(5) hereof), all references in the Credit Agreement and in the other Credit
Documents to the Credit Agreement shall be deemed to be a reference to the
Credit Agreement as modified hereby. This Second Waiver shall constitute a
Credit Document for all purposes under the Credit Agreement and the other Credit
Documents.

                                      * * *

     IN WITNESS WHEREOF, the undersigned have caused this Second Waiver to be duly executed and delivered as of the date first above written.

                                        QUANTA CAPITAL HOLDINGS LTD.

                                        By: /s/ Jonathan J.R. Dodd
                                            ------------------------------------
                                            Name: Jonathan J.R. Dodd
                                            Title: Chief Financial Officer

                                        QUANTA REINSURANCE LTD.

                                        By: /s/ Jonathan J.R. Dodd
                                            ------------------------------------
                                            Name: Jonathan J.R. Dodd
                                            Title: Chief Financial Officer

                                        QUANTA U.S. HOLDINGS INC.

                                        By: /s/ Jonathan J.R. Dodd
                                            ------------------------------------
                                            Name: Jonathan J.R. Dodd
                                            Title: Chief Financial Officer

                                        QUANTA REINSURANCE U.S. LTD.

                                        By: /s/ Jonathan J.R. Dodd
                                            ------------------------------------
                                            Name: Jonathan J.R. Dodd
                                            Title: Chief Financial Officer

                                        QUANTA INDEMNITY COMPANY

                                        By: /s/ Jonathan J.R. Dodd
                                            ------------------------------------
                                            Name: Jonathan J.R. Dodd
                                            Title: Chief Financial Officer

                                        JPMORGAN CHASE BANK, N.A., Individually
                                        and as Administrative Agent

                                        By: /s/ Heather Lindstrom
                                            ------------------------------------
                                            Name: Heather Lindstrom
                                            Title: Vice President

                                        BNP PARIBAS

                                        By: /s/ Barry S. Folgenbaum
                                            ------------------------------------
                                            Name: Barry S. Folgenbaum
                                            Title: Managing Director

                                        By: /s/ Laurent Vanderzyppe
                                            ------------------------------------
                                            Name: Laurent Vanderzyppe
                                            Title: Managing Director

                                        CALYON, NEW YORK BRANCH

                                        By: /s/ Sebastian Rocco
                                            ------------------------------------
                                            Name:  Sebastian Rocco
                                            Title:  Managing Director

                                        By: /s/ Charles Kornberger
                                            ------------------------------------
                                            Name: Charles Kornberger
                                            Title: MD

                                        COMERICA BANK

                                        By: /s/ Chatphet Saipetch
                                            ------------------------------------
                                            Name: Chatphet Saipetch
                                            Title: Vice President

                                        BARCLAYS BANK PLC

                                        By: /s/ Arthur Olsen
                                            ------------------------------------
                                            Name: Arthur Olsen
                                            Title: Director

                                        ING BANK N.V. - LONDON BRANCH

                                        By: /s/ M. Sharman
                                            ------------------------------------
                                            Name: M. Sharman
                                            Title: Managing Director

                                        By: /s/
                                            ------------------------------------
                                            Name:
                                            Title: Director

                                        DEUTSCHE BANK AG NEW YORK BRANCH

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        By:
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                                            Name:
                                            Title: